EXHIBIT 10.3



                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


          This  Registration  Rights  Agreement  (this  "Agreement") is made and
                                                         ---------
entered into as of June 28, 1999, among Level 8 Systems, Inc., a Delaware corporation (the "Company"), and the parties who have executed this Agreement
                    -------
and whose names appear on Schedule I hereto (each party listed on Schedule I hereto is sometimes individually referred to herein as a "Purchaser" and all
                                                              ---------
such parties are sometimes collectively referred to herein as the "Purchasers").
                                                                   ----------

          This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase
                                                                        --------
Agreement").
---------

          The  Company  and  the  Purchasers  hereby  agree  as  follows:

     1.     Definitions

          Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice"  has  meaning  set  forth  in  Section  3(o).
           ------

          "Affiliate"  means,  with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                        -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," controlling" and "controlled" have meanings
                  ----------    -----------         ----------
correlative  to  the  foregoing.

          "Aggregate  Price"  has  the  meaning  set  forth  in  Section  2(d).
           ----------------

          "AMEX"  has  the  meaning  set  forth  in  Section  2(d).
           ----

          "Average  Price"  has  the  meaning  set  forth  in the Certificate of
           --------------
Designations.

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

          "Certificate  of  Designations"  has  the  meaning  set  forth  in the
           -----------------------------
Purchase  Agreement.

          "Closing  Date" shall mean the Closing Date as such term is defined in
           -------------
the  Purchase  Agreement.



                              exhibit 10.3, page 1

          "Commission"  means  the  Securities  and  Exchange  Commission.
           ----------

          "Common  Stock" means the Company's Common Stock, par value $0.001 per
           -------------
share.

     "Effectiveness  Date"  means the earlier of (i) the 120th day following the
      -------------------
Closing Date, or (ii) the fifth day after the Company has received notice (written or oral) from the Commission that the Commission Staff will not be reviewing the Registration Statement or has no further comments on the Registration Statement, unless the Required Holders consent in writing to a longer period, such consent not to be unreasonably withheld.

          "Effectiveness  Period"  has  the  meaning  set forth in Section 2(a).
           ---------------------

          "Exchange  Act" means the Securities Exchange Act of 1934, as amended.
           -------------

          "Event"  has  the  meaning  set  forth  in  Section  2(d).
           -----

          "Filing  Date" means as soon as practicable but in no event later than
           ------------
the later of (i) the 30th day following the Closing Date, or (ii) August 15, 1999.

          "Holder" or "Holders" means the holder or holders, as the case may be,
           ------      -------
from  time  to  time  of  Registrable  Securities.

          "Indemnified  Party"  has  the  meaning  set  forth  in  Section 5(c).
           ------------------

          "Indemnifying  Party"  has  the  meaning  set  forth  in Section 5(c).
           -------------------

          "Initial  Registration Statement" has the meaning set forth in Section
           -------------------------------
2(a).

          "Losses"  has  the  meaning  set  forth  in  Section  5(a).
           ------

          "Nasdaq"  has  the  meaning  set  forth  in  Section  2(d).
           ------

          "NYSE"  has  the  meaning  set  forth  in  Section  2(d).
           ----

          "Person"  means  an  individual  or a corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Preferred  Stock"  means  the Company's Series  A 4% Convertible Preferred
      ----------------
Stock issuable at the Closing (as defined in the Purchase Agreement) pursuant to the Purchase Agreement.



                              exhibit 10.3, page 2

          "Proceeding" means an action, claim, suit, investigation or proceeding
           ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus"  means  the  prospectus  included  in  the  Registration
           ----------
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

          "Registrable  Securities"  means  the shares of Common Stock issued or
           -----------------------
issuable upon (i) conversion of or with respect to the Preferred Stock, (ii) payment of dividends or any other payments in respect of the Preferred Stock,
(iii) exercise of Warrants for an aggregate 2,100,000 shares of Common Stock, and (iv) any shares of the Company's capital stock issued with respect to (i),
(ii) or (iii) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

          "Registration  Delay  Payment"  has  the  meaning set forth in Section
           ----------------------------
2(d).

          "Registration  Statement" means the Initial Registration Statement and
           -----------------------
any additional registration statements contemplated by Sections 2(a), 2(b) and 7(d), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

     "Required  Holders"  has  the  meaning  set  forth  in  the Certificates of
      -----------------
Designation.
      -

          "Rule  144"  means  Rule 144 promulgated by the Commission pursuant to
           ---------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule  158"  means  Rule 158 promulgated by the Commission pursuant to
           ---------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule  415"  means  Rule 415 promulgated by the Commission pursuant to
           ---------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Securities  Act"  means  the  Securities  Act  of  1933,  as amended.
           ---------------

          "Special  Counsel" means one special counsel to the Holders, for which
           ----------------
the  Holders  will  be  reimbursed  by  the  Company  pursuant  to  Section  4.



                              exhibit 10.3, page 3

          "Standstill  Notice"  has  the  meaning  set  forth  in  Section 2(e).
           ------------------

          "Standstill  Period"  has  the  meaning  set  forth  in  Section 2(e).
           ------------------

          "Trading  Day"  means  a day on which Nasdaq (or such other securities
           ------------
market  on  which  the  Common  Stock  is  listed)  is  open  for  trading.

          "Underlying  Shares"  means  the  shares of Common Stock issuable upon
           ------------------
conversion  of  the  Preferred  Stock  and  exercise  of  the  Warrants.

          "Underwritten  Registration  or  Underwritten  Offering"  means  a
           ------------------------------------------------------
registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

          "Warrants"  means  the  warrants  issuable  pursuant  to  the Purchase
           --------
Agreement.

2.     Registration  Requirements

          (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement (the "Initial Registration
                                                            --------------------
Statement")  which  shall cover all Registrable Securities for an offering to be
   ------
made on a continuous basis pursuant to a "Shelf" registration statement under Rule 415. The Initial Registration Statement shall be on Form S-3 or any successor form (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the reasonable consent of the original Holders of the Registrable Securities). The Company shall use its best efforts to cause the Initial Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event on or prior to the Effectiveness Date, and to keep such Initial Registration Statement continuously effective under the Securities Act until the date which is four years after the date that such Initial Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Initial Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Holders and the Company's transfer agent to such effect (the "Effectiveness Period"). The number of shares of
                                --------------------
Common Stock initially included in the Initial Registration Statement shall be no less than 100% of the aggregate number of shares of Common Stock that are then issuable upon conversion of the Preferred Stock (based on the Conversion Price (as defined in the Preferred Stock ) as would then be in effect at such time) and the exercise of the Warrants, without regard to any limitation on the Investor's ability to convert the Preferred Stock or exercise the Warrants.

          (b) In addition to the Initial Registration Statement, if the Holders of a majority of the Registrable Securities covered by a Registration exhibit 10.3, page 4

Statement so elect on or after September 30, 1999, an offering of Registrable Securities pursuant to such Registration Statement may be effected on no more than two (2) occasions in the form of an Underwritten Offering of at least one million shares of Common Stock. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the
                                                              --- ----
Holders  proposing to sell Registrable Securities in such Underwritten Offering.

          (c) If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker in interest that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering, subject to the consent of the Company, which will not be unreasonably withheld. No Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

          (d) If (i) the Initial Registration Statement covering all the applicable Registrable Securities and required to be filed by the Company pursuant to this Agreement is not (A) filed with the Commission on or before the Filing Date or (B) declared effective by the Commission on or before the applicable Effectiveness Date, (ii) on any day after the Registration Statement has been declared effective by the Commission (A) sales of all the Registrable Securities required to be included on a Registration Statement cannot be made pursuant to the Registration Statement (including, without limitation, because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, or to register sufficient shares of Common Stock) or (B) the Common Stock is not listed or included for quotation on either the Nasdaq SmallCap Market or the Nasdaq National Market of the Nasdaq Stock Market ("Nasdaq"), the
                                                                   ------
New  York Stock Exchange ("NYSE") or the American Stock Exchange (the "AMEX") or
                           ----                                        ----
(iii) the Company shall otherwise fail to file a Registration Statement required by Section 2(a), (each such event specified in (i), (ii) and (iii) above, an "Event"), then, as partial relief for the damages to any Holder by reason of any
   ---
such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other equitable remedies), after a 60-day period commencing on the date of the Event, the Company shall pay to each Holder an amount in cash (a "Registration Delay Payment") equal to the purchase
                              --------------------------
price of Preferred Stock as set forth in Schedule I the Purchase Agreement (the "Aggregate Price") multiplied by .015 times the sum of: (i) the number of months
 ---------------
(rounded upwards to the nearest 30 day increment for partial months) after the end of the Effectiveness Date and prior to the date the Registration Statement is declared effective by the Commission, provided, however, that there shall be
                                          --------  -------
excluded from such period any delays which are primarily attributable to changes required by the Purchasers in the Registration Statement with respect to information relating to the Purchasers, or to the failure of the Purchasers to conduct their review of the Registration Statement pursuant to Section 3(a);
(ii) the number of months (rounded upwards to the nearest 30 day increment for partial months) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective (including, without exhibit 10.3, page 5
limitation, when sales cannot be made by reason of the Company's failure to properly supplement or amend the Prospectus in accordance with the terms of this Agreement, or otherwise, but excluding when such sales cannot be made solely by reason of any act or omission primarily attributable to the Purchasers); and
(iii) the number of months (rounded upwards to the nearest 30 day increment for partial months) that the Common Stock is not listed or included for quotation on the Nasdaq, NYSE or AMEX or that trading thereon is halted after the Registration Statement has been declared effective. The Company shall pay any Required Registration Delay Payments to each Holder in cash on the last Business Day of each month during which an Event has occurred and is continuing. In the event the Company fails to make a Registration Delay Payment in a timely manner, such Registration Delay Payment shall bear interest at the rate of 1.5% per month (rounded upwards to the nearest 30 day increment for partial months) until paid in full. No Standstill Period (as defined in paragraph (e)) shall be included in the period an Event is deemed to be continuing pursuant to this
Section 2(d). Notwithstand anything in this Agreement to the contrary, in lieu of cash payment described above during the sixty (60) day period described below, if the Event is the Company's failure to file the Initial Registration Statement on or before the Filing Date, the Company shall issue to the Holders Warrants to purchase additional 55,000 shares of Common Stock for each 30-day period that passes following the Filing Date up to a maximum of two such 30-day periods, if the Event is the failure to have the Registration Statement declared effective on or before the Effectiveness Date, the Company shall issue to the Holders Warrants to purchase an additonal 55,000 shares of Common Stock for each 30-day period that passes following the Effectiveness Date up to a maximum of two such 30-day periods. The Warrant issued to each Holder shall be to purchase a portion of the aggregate number of shares of Common Stock on a pro rata basis equal to its percentage ownership of the then outstanding number of shares of Preferred Stock. In the case of an occurrence on an Event specified in (ii)(B) above, the Holders shall be obligated to elect to receive the Registration Delay Payments set forth in this paragraph or, alternatively, the redemption or dividend adjustment set forth in Section 7(f) of the Certificate of Designation and the adjustment set forth in Section 6(f) in the Warrant. Such election shall be made by the holders of a majority of the outstanding Preferred Stock (excluding Preferred Stock held by Affiliates of the Company, other than persons who are Affilates solely as a result of the Preferred Stock and Warrants held by such person) and the Company shall not be obligated to effect such payment or adjustment until such election is made. The Company shall have no liability to any Holder for actions taken in accordance with such election by the holders of a majority of the Preferred Stock.

     (e) Notwithstanding anything to the contrary herein, the Company may delay preparing, filing any Registration Statement, and may withhold efforts to cause the Registration Statement to become effective, and may delay the filing of any supplement or amendment if the Company determines in good faith that such supplement or amendment might, in the reasonable judgment of the Company (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Company (whether or not a final decision has been made to undertake such transaction) or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the Company's stockholders at such time; provided however, that (x) the Company will give notice (a "Standstill Notice") of any such delay no less than five (5) Business Days prior
          --------
to such delay (other than an Event specified in Section 2(d)(ii)(B)), (y) such delay shall not extend for a period of more than fifteen (15) Trading Days without the written consent of the Holder and (z) the Company may utilize such delay no more than an aggregate of thirty (30) Trading Days in each calendar year (each a "Standstill Period"). Each Holder agrees, upon receipt of a
                 ------------------


                              exhibit 10.3, page 6

Standstill Notice, forthwith to cease making offers and sales of the Shares pursuant to any Registration Statement that is effective or deliveries of the prospectus contained therein and to return to the Company, for modification and exchange, the copies of such prospectus not theretofore delivered by such Holder; provided that the Company shall forthwith prepare and deliver to such Holder after such delay a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that such prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. No Registration Delay Payments shall be payable nor any Warrants issued pursuant to Section 2(d) hereof with respect to any Standstill Period.


          (f) The Company represents and warrants that it meets the registrant eligibility and transaction requirements for the use of Form S-3 for the registration of the sale of Registrable Securities by the Purchasers and any other Holders and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner so as to maintain such eligibility for the use of Form S-3.

          3.     Registration  Procedures
                 ------------------------

          In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Subject to Section 2(e), prepare and file with the Commission on or prior to the Filing Date a Registration Statement on Form S-3 or its successor form (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith (which shall include a Plan of Distribution substantially in the form of Exhibit A annexed hereto, unless in
                                             ---------
connection with an Underwritten Offering) or in connection with an Underwritten Offering hereunder, such other form agreed to by the Company and by a majority-in-interest of Holders of Registrable Securities to be covered by such Registration Statement) (except if otherwise directed by the Holders), and use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three
                                     --------  -------
(3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall, if reasonably practicable (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed (including documents incorporated by reference), which documents will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) use its best efforts to cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities, their Special Counsel or any managing underwriters shall reasonably object, and will not request acceleration of such Registration Statement without prior notice to exhibit 10.3, page 7
such counsel and in either event no Registration Delay Payment shall be payable nor any Warrants issued pursuant to Section 2(d) hereof. The sections of such Registration Statement covering information with respect to the Holders, the Holder's beneficial ownership of securities of the Company or the Holders intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Holders.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover 100% of the Registrable Securities issued or issuable upon conversion of the Preferred Stock and exercise of the Warrants, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover 100% of the Registrable Securities, in each case, as soon as practicable, but in any event within twenty (20) Business Days after the necessity therefor arises (based on the Conversion Price of the Preferred Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. The provisions of Section 2(d) above shall be applicable with respect to such obligation, with the time periods specified therein running from the day after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor.

          (c) Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters as promptly as possible (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing and, in the case of (i)(C) below, not later than the first Business Day after effectiveness) and (if requested by any such Person) confirm such notice in writing no later than two (2) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and
(C)  with respect to the Registration Statement or any post-effective amendment,


                              exhibit 10.3, page 8
when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein under applicable law and
(ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be
                            --------   -------
required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law.

          (f) Furnish to each Holder, their Special Counsel, and any managing underwriters, upon request and without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Promptly deliver to each Holder, their Special Counsel, and any underwriters, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto; unless the Company notifies the Holders on any event described in Sections 3(c)(ii) through 3(c)(v).



                              exhibit 10.3, page 9

          (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify to the extent required or to cooperate with the selling Holders or any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the
                                                     --------  -------
Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two (2) Business Days prior to any sale of Registrable Securities.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on Nasdaq and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

          (l) In the case of an Underwritten Offering (i) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the Underwritten Offering of such Registrable Securities, (ii) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested;
(iii) obtain and deliver copies thereof to the managing underwriters, if any, or in the case of non-Underwritten Offerings, if reasonably requested by the exhibit 10.3, page 10
selling Holders, to use its best efforts to obtain and deliver copies thereof to such selling Holders, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iv) immediately prior to the effectiveness of the Registration Statement, at the time of delivery of any Registrable Securities sold pursuant thereto, and, in the case of non-Underwritten Offerings, at such time as the selling Holders may reasonably request, to use its best efforts to obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if required, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings; (v) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering; and (vi) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(1)(ii) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          (m) Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and no more than two (2) law firms and one accounting firm retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however,
                                                              --------  -------
that if any information is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information, then prior to delivery of such information, the Company and the Holders shall enter into a confidentiality agreement reasonably acceptable to the Company and the Holders providing that such information shall be kept confidential, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities (provided,
                                                                       --------
however,  that  the Company shall be given notice of any such pending disclosure
      -
so that the Company may seek a protective order); (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.



                              exhibit 10.3, page 11

          (n) Use its best efforts to comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

          (o) Each selling Holder shall furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request. Each selling Holder shall also use its best efforts to cooperate with the Company in connection with the preparation and filing of any Registration Statement including Registrable Securities.

          The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws,
(ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will exhibit 10.3, page 12
comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(c)(v), such Holder will forthwith discontinue offers and dispositions of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice")
                                                                        ------
by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a bona fide transferee of a Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Holder has entered into a contract for sale in good faith prior to the Holder's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv) or 3(c)(v) and for which the Holder has not yet settled.

     (p) The Company agrees to respond fully and completely to any and all comments on a Registration Statement received from the Commission staff as promptly as possible but, for non-Underwritten Offerings, in no event later than ten (10) Business Days of the receipt of such comments, regardless of whether such comments are in oral or written form.

          (q) Within two (2) Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit B.
                                                                      ---------

          4.     Registration  Expenses
                 ----------------------

               All fees and expenses of the Company incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with Nasdaq and each other securities exchange or market on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of exhibit 10.3, page 13
printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. The Holder shall pay all underwriting discounts and fees and commissions, brokerage fees and commissions, any fees and expenses of counsel to the Holders and Holders' out of pocket expense.

          5.     Indemnification
                 ---------------

          (a)     Indemnification  by  the  Company.  The  Company  shall,
                  ---------------------------------
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all joint or several losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, "Losses"), as
                                                                    ------
incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made), except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon and in conformity with information regarding a Holder furnished in writing to the Company by a Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (provided that the Company amended any disclosure with respect to the method of distribution upon written notice from the Holders that such section of the Prospectus should be revised in any way) or exhibit 10.3, page 14

(ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of Registrable Securities. The Company shall not, however, be liable for any Losses to any Holder with respect to any untrue or alleged untrue statement of material fact or omission or alleged omission of material fact if such statement or omission was made in a preliminary Prospectus or form of prospectus which has subsequently been amended or supplemented and such Holder did receive a copy of the final Prospectus (or any amendment or supplement thereto) at or prior to the confirmation of the sale of the Registrable Securities in any case where such delivery is required by the Securities Act and the untrue or alleged untrue statement of material fact or omission or alleged omission of material fact contained in such preliminary Prospectus was corrected in the final Prospectus (or any amendment or supplement thereto), unless the failure to deliver such final Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3(g) of this Agreement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b)     Indemnification  by Holders.  Each Holder shall, severally and
                  ---------------------------
not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was furnished by such Holder or, reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus; provided, however, that the indemnity agreement contained in this Section 5(b)
           -------
shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation; unless such Holder withholds consent to a settlement offered at a lower amount.

          (c)     Conduct  of  Indemnification  Proceedings.  If  any Proceeding
                  -----------------------------------------
shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the
      ------------------
Person  from whom indemnity is sought (the "Indemnifying Party") in writing, and
                                            ------------------
the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense exhibit 10.3, page 15
thereof;  provided,  however,  that the failure of any Indemnified Party to give
          ---------  -------
such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof the Indemnifying Party shall bear the fees and expenses for one such counsel for all of the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty (30) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d)     Contribution.  If  a  claim  for indemnification under Section
                  ------------
5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a court of competent jurisdiction to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, exhibit 10.3, page 16
such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of the Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

          6.     Rule  144
                 ---------

          As long as any Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or l5(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. As long as any Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or l5(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.

          7.     Miscellaneous
                 -------------



                              exhibit 10.3, page 17

          (a)     Remedies.   In  the  event  of a breach by the Company or by a
                  --------
Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)     No  Inconsistent  Agreements.  Neither  the Company nor any of
                  ----------------------------
its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in Schedule 2.1(c) of the Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable
Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subordinated in all respects to the rights in full of the Holders set forth in Section 2 herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement. This Agreement, together with the Purchase Agreement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

          (c)     No  Piggyback  on  Registrations.  Except  as  disclosed  on
                  --------------------------------
Schedule 2.1(c) of the Purchase Agreement, neither the Company nor any of its securityholders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statements and the Company shall not after the date hereof enter into any agreement providing such right to any of its securityholders, unless the right so granted is on parity with or subordinated in all respects to the rights in full of the Holders set forth herein, and is not otherwise in conflict or inconsistent with the provisions of this Agreement.

          (d)     Piggy-Back  Registrations.  Except  as  provided herein if, at
                  -------------------------
any time when there is not an effective Registration Statement covering the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within ten (10) days after receipt of such notice, any such Holder shall so request in writing, (which request shall specify the Registrable Securities intended to be disposed of by the Purchasers), the Company will use reasonable efforts to effect the registration exhibit 10.3, page 18
under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with
Section 4), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to
             --------   -------
register any Registrable Securities pursuant to this Section 7(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the Company after consultation with the Underwriter's representative should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer Registrable Securities then proposed to be sold by the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration) or (y) none of the Registrable Securities of the Holders shall be included in such registration statement if the Company, after consultation with the underwriter(s), recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other
--------  -------
persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company). Notwithstanding the foregoing, the Company shall not file any registration statement under the Securities Act (other than on Form S-4 or Form S-8 or Form S-3 for resale of private placement securities and proposed Underwritten Offerings registered on the available form) relating to the offer and sale of any equity securities of the Company, or offer or sell any equity securities of the Company in a transaction exempt from registration pursuant to Regulation S under the Securities Act, until such time as the Initial Registration Statement has been effective for a period of sixty
(60) Trading Days, which period shall be tolled if the effectiveness of the Initial Registration Statement is suspended for any reason whatsoever. In connection with any underwritten offering of securities proposed by the Company (other than pursuant to an employee benefit plan, pursuant to a merger, exchange offer or a transaction described in Rule 145 under the Securities Act or pursuant to a "shelf registration"), each Holder of Registrable Securities agrees that it shall not effect any sale or distribution of any Registrable Securities similar to the securities offered in such underwritten offering, or convertible into or exchangeable for such securities, during the 10-day period prior to, and during a period beginning on the effective date of such registration and not to exceed 90 days, and hereby agrees to execute a "lock-up letter" in form and substance customary for transactions of such type if so requested by the managing underwriter for such underwritten offering.



                              exhibit 10.3, page 19

          (e)     Amendments  and  Waivers.  The  provisions  of this Agreement,
                  ------------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two thirds of the then outstanding Registrable Securities; provided, however, that for the purposes of this sentence,
             --------   -------
Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this
                               --------   -------
sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (f)     Notices.  Any  notice  or  other  communication  required  or
                  -------
permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. eastern time where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. eastern time where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to Level 8 Systems, Inc., 9000 Regency Parkway, Cary, North Carolina 27571, Telephone:
(919) 380-5005, Facsimile: (919) 461-2690, Attention: Dennis McKinnie, with copies to Powell, Goldstein, Frazer & Murphy LLP, 16th Floor, 191 Peachtree Street, Atlanta, GA 30303, Attention: Scott D. Smith, Esq., Facsimile:
(404)572-6999 and (ii) if to any Purchaser to the address set forth on Schedule I hereto with copies to the addressees set forth on Schedule II hereto or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          (g)     Successors  and  Assigns.  This  Agreement  shall inure to the
                  ------------------------
benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement. In addition, the rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement and applicable law. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.



                              exhibit 10.3, page 20

          (h)     Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (i)     Governing  Law.  The  corporate  laws of the State of Delaware
                  --------------
shall govern all issues concerning the relative rights of the Company and the Purchasers as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          (j)     Cumulative  Remedies.  The  remedies  provided  herein  are
                  --------------------
cumulative  and  not  exclusive  of  any  remedies  provided  by  law.

          (k)     Severability.  If any term, provision, covenant or restriction
                  ------------
of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)     Headings;  References.  The  headings  in  this  Agreement  are  for
---     ---------------------
convenience of reference only and shall not limit or otherwise affect the meaning hereof. References in this Agreement to Sections are to Sections of this Agreement, unless otherwise expressly provided.

(m)     Shares  Held by The Company and its Affiliates.  Whenever the consent or
---     ----------------------------------------------
approval  of  Holders  of  a  specified  percentage of Registrable Securities is exhibit 10.3, page 21
required hereunder, Registrable Securities held by the Company or its Affiliates
     (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.


     (n)     Revision  of  SEC Position on Warrants.  In the event the rules and
             --------------------------------------
regulations of the Commission or the policies of the staff of the Commission are modified and as a result thereof the Company determines in good faith that it may be practicable and in the interests of the Company and the Holders to register the exercise of the Warrants so that the Warrant Shares may be freely resold without maintaining an effective registration statement under the Securities Act for resales, the Company and the Holders agree to cooperate in good faith to effect such amendments to this Agreement as may be appropriate to provide that the Company may fulfill its obligations hereunder with respect to the Warrants and the Warrant Shares by maintaining an effective registration statement under the Securities Act covering the exercise of the Warrants rather than the resale of the Warrant Shares.





                              exhibit 10.3, page 22

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

               LEVEL  8  SYSTEMS,  INC.


          By:  /s/ Steven Dmiszewicki
          Name:    Steven Dmiszewicki
          Title:   President



BROWN  SIMPSON  STRATEGIC
     GROWTH  FUND,  LTD.
By:     Brown  Simpson  Asset  Management  LLC
     By:     Brown  Simpson,  LLC
               Its  Member
               By:/s/ James R. Simpson
               Name:  James R. Simpson
               Title: Principal

BROWN  SIMPSON  STRATEGIC  GROWTH  FUND,  L.P.
By:     Brown  Simpson  Capital,  LLC
Its  General  Partner
     By:     Brown  Simpson  Partners,  LLC
               Its  Member
               By:/s/ James R. Simpson
               Name:  James R. Simpson
               Title: Principal

                              exhibit 10.3, page 23

     ADVANCED  SYSTEMS  EUROPE  B.V.
               By:/s/ Arie Kilman
               Name:  Arie Kilman
               Title: Chairman




SENECA  CAPITAL,  L.P.

By:  Seneca  Capital  Advisors,  LLC,  its
      general  partner
               By:/s/ Douglas Hirsch
               Name:  Douglas Hirsch
               Title: Managing Partner



SENECA  CAPITAL  INTERNATIONAL,  LTD.
               By:/s/ Douglas Hirsch
               Name:  Douglas Hirsch
               Title: Managing Partner

                              exhibit 10.3, page 24

                                    SCHEDULE I
                                   -----------

Company
-------

LEVEL  8  SYSTEMS,  INC.
8000  Regency  Parkway
Cary,  North  Carolina  27511
Attention:  Dennis  McKinnie
Facsimile:  (919)  461-2690

Purchasers:
----------

BROWN  SIMPSON  STRATEGIC  GROWTH  FUND,  L.P.
152  West  57th  Street,  40th  Floor
New  York,  New  York  10019
Attn:  Paul  Gustus
Fax:  (212)  247-1329

BROWN  SIMPSON  STRATEGIC  GROWTH  FUND,  LTD.
152  West  57th  Street,  40th  Floor
New  York,  New  York  10019
Attn:  Paul  Gustus
Fax:  (212)  247-1329

ADVANCED  SYSTEMS  EUROPE  B.V.
5  Hazoref  Street
Holon,  Israel  58856
Attention:

SENECA  CAPITAL  L.P.
c/o  Seneca  Capital  Advisors,  LLC
830  Third  Avenue,  14th  Floor
New  York,  New  York  10022
Attention:  Mr.  Doug  Hirsch

SENECA  CAPITAL  INTERNATIONAL,  LTD.
c/o  Seneca  Capital  Advisors,  LLC
830  Third  Avenue,  14th  Floor
New  York,  New  York  10022
Attention:  Mr.  Doug  Hirsch


                              exhibit 10.3, page 25

                                     ------
                                   SCHEDULE II
                                   -----------

Purchasers:
----------

In the case of notice to Brown Simpson Strategic Growth Fund, Ltd., or Brown Simpson Strategic Growth Fund, L.P., with a copy to:

Akin,  Gump,  Strauss,  Hauer  &  Feld,  L.L.P.
590  Madison  Avenue
New  York,  New  York  10022
Attention:  James  Kaye
Facsimile:  (212)  872-1002


In  the  case  of  notice  to  Advanced  Systems  Europe  B.V.,  with a copy to:

Goldfarb,  Levy  &  Eran
Eliahu  House
2  Ibn  Gvirol  Street
Tel  Aviv,  Israel  64077
Attention:  Mr.  Oden  Eran
            Mr.  Erez  Altit
Facsimile:  972-3-695-4344


In the case of notice to Seneca Capital, L.P. or Seneca Capital International. Ltd., with a copy to:

Kramer  Levin  Naftalis  &  Frankel  LLP
919  Third  Avenue
New  York,  New  York  10022-3852
Attention:  Thomas  T.  Janover,  Esq.
Facsimile:  (212)  715-8000




                              exhibit 10.3, page 26

                                                                       EXHIBIT A


                              PLAN OF DISTRIBUTION
     Our company is registering the shares of common stock on behalf of the selling stockholders. All costs, expenses and fees in connection with the registration of the shares offered by this prospectus will be borne by the Company, other than brokerage commissions and similar selling expenses, if any, attributable to the sale of shares which will be borne by the selling stockholders. Sales of shares may be effected by selling stockholders from time to time in one or more types of transactions (which may include block transactions) on the Nasdaq National Market, in the over-the-counter market, in negotiated transactions, through put or call options transactions relating to the shares, through short sales of shares, or a combination of such methods of sale, at market prices prevailing at the time of sale, or at negotiated prices. Such transactions may or may not involve brokers or dealers. The selling stockholders have advised our company that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities, nor is there an underwriter or coordinated broker acting in connection with the proposed sale of shares by the selling stockholders.

The selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with selling stockholders. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealers or other financial institutions of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as amended or supplemented to reflect such transaction).

The selling stockholders may make these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. Such broker-dealers may receive compensation in the form of discounts, concessions or commissions from selling stockholders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principal, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions).

The selling stockholders and any broker-dealers that act in connection with the sale of shares are "underwriters" within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers or any profit on the resale of the shares sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act.

Because selling stockholders are "underwriters" within the meaning of Section 2(11) of the Securities Act, the selling stockholders will be subject to the exhibit 10.3, page 27
prospectus delivery requirements of the Securities Act. Our company has informed the selling stockholders that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act may apply to their sales in the market.

Selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

Upon our company being notified by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing:

          the name of each such selling stockholder and of the participating broker-dealer(s);

     the  number  of  shares  involved;

     the  initial  price  at  which  such  shares  were  sold;

     the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable;

     that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

     other  facts  material  to  the  transactions.

In addition, upon our company being notified by a selling stockholder that a donee or pledgee intends to sell more than 500 shares, a supplement to this prospectus will be filed.



                              exhibit 10.3, page 28

                                                                       EXHIBIT B
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER  AGENT]
Attn.:

          Re:     Level  8  Systems,  Inc.

Ladies  and  Gentlemen:

     We are counsel to Level 8 Systems, a New York corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders its Series A 4% convertible preferred stock, par value $0.001 per share (the "Preferred Stock"), convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and Warrants (the "the Warrants") to acquire shares of Common Stock. Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on _______________, 1999, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable
Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                             Very  truly  yours,

                                             [ISSUER'S  COUNSEL]





CC:     [LIST  NAMES  OF  HOLDERS]

                              exhibit 10.3, page 29